UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2007
Crescent Real Estate Equities Limited Partnership
(Exact name of registrant as specified in its charter)

Delaware	000-51912	75-2531304
(State or other jurisdiction	(Commission	(IRS Employer
of organization)	File Number)	Identification No.)
777 Main Street, Suite 2100
Fort Worth, Texas 76102
(817) 321-2100
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 230.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 230.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On April 16, 2007, Crescent Real Estate Equities, Ltd., the general partner of Crescent Real Estate Equities Limited Partnership (the “Partnership”), entered into the First Amendment to the Fourth Amended and Restated Agreement of Limited Partnership (the “Agreement”), effective for all purposes as of December 31, 2006. The First Amendment deletes Exhibit A to the Agreement, which is a complete list of the partners, partnership units and partnership interests in the Partnership, and replaces Exhibit A with a list updated as of December 31, 2006. The First Amendment to the Agreement is filed as Exhibit 3.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     The following exhibit is included in this Form 8-K.
     (d) Exhibits.
3.1	First Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of April 16, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP By: Crescent Real Estate Equities, Ltd. Its General Partner
Date: April 20, 2007	By:	/s/ David M. Dean
David M. Dean
Managing Director, Law and Secretary